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OCEAN POWER TECHNOLOGIES

Ocean Power Technologies, Inc.

Investor Presentation

June 2019


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Forward -Looking Statements

In addition to historical information, this presentation contains forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as "may", "will", "aim", "will likely result", "believe", "expect", "will continue", "anticipate", "estimate", "intend", "plan", "contemplate", "seek to", "future", "objective", "goal", "project", "should", "will pursue" and similar expressions or variations of such expressions. These forward-looking statements are based on assumptions made by management regarding future circumstances over which the company may have little or no control and involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Some of these factors include, among others, the following: future financial performance; expected cash flow; ability to reduce costs and improve operational efficiencies; revenue growth and increased sales volume; success in key markets; competition; ability to enter into relationships with partners and other third parties; delivery and deployment of PowerBuoys® and other products and services; increasing the power output of PowerBuoys®; hiring new key employees; expected costs of company products; and building customer relationships. Please refer to our most recent Forms 10-Q and 10-K and subsequent filings with the SEC for a further discussion of these risks and uncertainties. We disclaim any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this presentation.

About Ocean Power Technologies

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Ocean Power Technologies…Who We Are

"OPT is a provider of distributed offshore power equipment which provides persistent, reliable and economical power and communications for remote, offshore topside and subsea applications."

OPT Markets

Offshore Oil & Gas	Defense & Security	Science & Research	Telecommunications

Ocean Power Technologies… Quick Facts

- NASDAQ: OPTT
- Market Cap: approx. $11.5M*
- TTM Revenue: approx. $600K*
- Cash, cash equivalents, & restricted cash : $17.2M*
- Organization: Nearly 40 employees including deep engineering capabilities
- Intellectual Property: Proprietary technology with over 60 patents and several patents pending
- Headquarters: Monroe, New Jersey


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- TTM and Cash estimated as of April 30, 2019; market capitalization as of May 2019. Cash reflects proceeds of April 2019 Common Stock Public Offering

Why Invest in Ocean Power Technologies?

- OPT is the go-to solution provider for remote offshore power
- First-mover advantage with no near-term competition and a strong intellectual property portfolio
- Fully commercialized due to prior investments
- Revenue acceleration… five new recent contracts
- Stronger opportunity pipeline than ever before
- New product releases… to capture more of our addressable market
- New partnerships… connecting us deeper within our markets
- Experienced and disciplined management
- Focused on environment and sustainability


DANGER
KEEP AWAY
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Management Team – Experienced and Disciplined

Executive	Title	Selected Experience
George H. Kirby	Chief Executive Officer	GE, AECOM, SAIC, amsc
Matthew T. Shafer	Chief Financial Officer	Arthur Andersen, tyco, Catalent, Valeant

Sophisticated and engaged board of directors
Energized and talented organization

OPT Timeline




Distributed Power
Progress/
Impact
Grid Connected
Wave Power
New
Mgmt
New
Strategy
New
Products &
Markets
PB3
1st Commercial
Contract
PB3
1st Commercial
O&G Orders &
Revenue
Additional
New
Products
Introduced
• New Production Facility
• Leadership Additions
• New customers
• New orders
• Brand recognition
1994
2014
2015
2016
2017
2018
2019
2020

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Recent Wins and Highlights

- O&G PB3 Contract Eni S.p.A. Ma rch '18
- O&G PB3 Contract Premier Oil June '18
- Services Contract Enel Green Power – August '18
- AUV/ROV JMA Saab Seaeye Jan '19
- Services SBIR U.S. Navy Feb '19
- Master Service Contract w/L eading O&G operator Mar'19

✓ New product developments and new technology patent awards and filings

✓ *Robust opportunity pipeline – $ millions worth of contract proposals issued

✓ *Oil & gas customer PowerBuoy® delivery

✓ *Multiple PowerBuoy® builds to address demand

*OPT 1st

Our Technology

How Our PB3 PowerBuoy® Technology Works


PowerBuoy®
10 Ft. above waterline
Float
OPT
Prime, Back-Up, and Temporary Electric Power
30 Ft. below waterline
Spar
Heave Plate
Persistent Power and Communications

- Floating system… standard ***anchorage*** down to 3,000 meters
- Submerged ***heave plate*** & ***spar***… remain motionless in ocean waves
- ***Float*** rides ocean waves… driving an ***electric generator*** which charges ***on-board batteries***
- Smart device… allows remote control and monitoring
- Up to 150 kW-h stored energy… for on-board or subsea payloads
- Data communications… topside and subsea

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PowerBuoy® Market Value Proposition

Cost Savings and Operational Flexibility

- *Savings by eliminating vessels…*
  "unmanned station" provides persistent power and communications
- *Increased safety…*
  by allowing remote operations from shore
- *Faster operational decision-making…*
  from real-time subsea data communication
- *Sustainability…*
  decreased operational carbon footprint
- *Further savings and flexibility…*
  by powering new subsea technologies





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Products and Services – Fully Commercial Today



PB3 PowerBuoy®

- Long Deployments
- Persistent Power
- Low Maintenance
- Renewable



Support Services

- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

Products and Services – Under Development



hybrid PowerBuoy®

- Shorter Deployments
- High Energy Storage
- Low Maintenance
- Modular / Scalable
- **Prototype Deployment Planned for Fall 2019**



Subsea Battery Solutions

- Shorter Deployments
- Low Maintenance
- Complements PowerBuoy®
- **Prototype Deployment Planned for Early 2020**



Anchorless PowerBuoy®

- Advanced Design
- Self-Propelled
- Quick Deploy
- Defense Focus


UMBILICAL

Integrated Mooring

- Combined Power and Comms
- Quick installation

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Our Strategy

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The Blue Economy – Our Total Addressable Market


Communications
• Wi-Fi and cellular
• $0.5B market
Oil & Gas
• 10,000+ offshore oil & gas sites
• $2.5B market
Science & Research
• Data collection and communication
• $2.0B market
Defense & Security
• Early detection, maritime security
• $3.5B market



Targeting 10-20% displacement

Long-Term TAM > $1.0B

*Refer to Appendix for Market Supporting Information and Sources

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Current Customer Projects



Eni S.p.A. (Adriatic)	▪ 1 ½ year lease ▪ 1 ½ year extend option ▪ Purchase option ▪ Achieved One Megawatt-Hour
Premier Oil (North Sea)	▪ 9-month lease w/ext. option ▪ Purchase option ▪ Summer ‘19* ship ▪ Deploy in Central North Sea
Enel Green Power (Chile)	▪ Chile feasibility study ▪ Evaluating next steps ▪ Potential deployment in Chilean waters
Large O&G Operator (Gulf of Mexico)	▪ Study progressing ▪ Critical to subsea monitoring business ▪ Study to be completed mid-July
US Navy (SBIR Phase 1)	▪ Key partnership with Lockheed Martin ▪ Interim study report submitted and approved ▪ Phase 2 decision anticipated Fall 2019*

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** Estimated Date*

Target Market Buying Process

New/repeat customers, multiple PowerBuoy® purchases, revenue backlog generation

Initial demonstration projects, rental/service revenues, "try before you buy"

Budgetary estimates, technical proposals, contract negotiations

Non-disclosure agreements, front-end engineering design (FEED) studies


Revenue Stream
Launch Customers
Proposals
Project Scoping

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Transaction Economics


COMMUNICATION ANTENNA
VIDEO CAMERA
RADAR
NAVIGATION LIGHT
SATELLITE TRACKER
ANTENNAS
CELLULAR
SATELLITE
WIFI
AIS



Base PowerBuoy® **+**

- Sale or Lease

Value-Added Engineering **+**

- Packaged Options
- Customization
- Integration Services

Support Services

- Marine Services
- Remote Monitoring
- Extended Service Agreements

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Offshore Oil & Gas - Example

Oilfield Decommissioning Market Segment


1,349*
Total
*estimated
500
EGC
ARENA
EXXON
Chevron
Anadarko
79
PETROBRAS
Eni
PremierOil
Chevron
ConocoPhillips
TOTAL
180
100
100
bp
EXXON
Eni
TOTAL
ADNOC
Qatar Petroleum
saudi aramco
380
CNPC
SINOPEC
Chevron
PETRONAS
arrowenergy
10
Apache
AWE
EXXON

Offshore oil & gas production facilities to be decommissioned between 2018 to 2025*

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*Refer to Appendix for Decommissioning Sources of Information

Current Opportunities

Current State of the Market

- Oil & Gas advancing projects with less personnel
- Eni project success leading to increased market interest / requests for quotations
- Increased interest in unmanned / autonomous solutions across all markets

Accelerating Toward Contracts

- Increased sales team footprint
- Streamlined bid preparation process
- Aggressive pricing
- Additional product offerings forthcoming

Opportunities - Market Breakdown



2%
5%
9%
11%
73%
Oil & Gas
Defense-Security
Science & Research
Communications
Other

Total pipeline: Over 80 opportunities in various stages

- ❑ 14 opportunities: either in proposal prep. or customer eval.
- ❑ Majority are developing / not yet proposed
- ❑ Potential value: $50+ million

Financials

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Financial Profile

Selected Financial Information (in 000s)	
Balance Sheet (unaudited)	
Cash, cash equivalents, restricted cash[1]	$17,159
Total current assets[1]	$17,619
Property & equipment, net[1]	$592
Total current liabilities[1]	$2,444
No debt on balance sheet	

Capital Structure (1,2)	
Total shares outstanding [1,2,3]	5,421,747
% owned by directors & officers [4]	~2.0%
Warrants outstanding[1]	5,055,463
Options outstanding	65,572

Dollars in thousands, except per share data.

(1) Estimated at April 30, 2019. Reflects Common Stock Public Offering on April 8, 2019
(2) Excludes warrants and options outstanding
(3) Reflects March 12, 2019 1 for 20 reverse stock split
(4) As of FY19 Annual General Meeting of Shareholders Proxy Statement

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Recap Why Invest in Ocean Power Technologies?

- OPT is the go-to solution provider for remote offshore power
- First-mover advantage with no near-term competition and a strong intellectual property portfolio
- Fully commercialized due to prior investments
- Revenue acceleration… five new recent contracts
- Stronger opportunity pipeline than ever before
- New product releases… to capture more of our addressable market
- New partnerships… connecting us deeper within our markets
- Experienced and disciplined management
- Focused on environment and sustainability


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Contact

Porter, LeVay & Rose

Michael Porter, President

ocean@plrinvest.com

(212) 564-4700

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MAKING WAVES IN POWER ™



Thank You!

POWERBUOY®

TAPPING INTO THE POWER OF THE OCEAN

www.oceanpowertechnologies.com

Market Supporting Information and Sources

Total Addressable Market
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report.

Oil & Gas
Source: U.S. Bureau of Safety and Environmental Enforcement
Greater than 10,000 sites are currently in operation or ready for decommissioning.

Ocean Observing
The National Oceanographic and Atmospheric Administration ("NOAA") 2016 Ocean Enterprise Report
Estimated total addressable market is $2B for 5 fiscal years beginning 2017.
The market was refined for insitu vs remote systems and also for the different types of insitu systems such as fixed vs mobile; this was based on data from 2 publicly available reports.

Defense & Security
Global Border and Maritime Security Market Executive Summary, Frost and Sullivan report, February 2014
Estimated total addressable market is $3.5B based on whether applications are coastal, remote, or aerial systems.

Communications
2015 Frost & Sullivan Oil & Gas Satellite Communications market report
The estimated total addressable market is $0.5B for 5 fiscal years beginning 2017.

Decommissioning Sources


500
180
100
100
380
79
10
Eni
PremierOil
Chevron
ConocoPhillips
TOTAL
EGC
ARENA
EXXON
Chevron
Anadarko
bp
EXXON
Eni
TOTAL
ADNOC
saudi aramco
Qatar Petroleum
CNPC
SINOPEC
Chevron
PETRONAS
arrow energy
PETROBRAS
Apache
AWE
EXXON

Footnote:

- Oil & Gas UK Decommissioning Insight 2017 https://oilandgasuk.co.uk/wp-content/uploads/2017/11/Decommissioning-Report-2017-27-Nov-final.pdf
- Decommissioning Opportunities in Brazil's Oil and Gas Horizon https://www.export.gov/article?id=Decommissioning-Opportunities-in-Brazil-s-Oil-and-Gas-Horizon
- Deloitte: Decommissioning has potential to be Australia's next oil and gas boom https://www2.deloitte.com/au/en/pages/media-releases/articles/australias-next-oil-and-gas-boom-160517.html
- Preparing for the Next Wave of Offshore Decommissioning https://www.bcg.com/publications/2018/preparing-for-next-wave-offshore-decommissio ning.aspx
- WoodMac: $32 billion to be spent on decommissioning worldwide in 5 years https://www.ogj.com/articles/2018/07/woodmac-32-billion-to-be-spent-on-decommissioning-worldwide-in-5-years.html

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